UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

YETI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (512) 394-9384

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of December 19, 2023, the Board of Directors (the “Board”) of YETI Holdings, Inc. (“YETI”) increased the size of the Board to eight members and appointed Elizabeth Axelrod as a Class I director and Robert Katz as a Class III director. Ms. Axelrod will serve for an initial term ending at YETI’s 2025 Annual Meeting of Stockholders and until her successor is duly elected and qualified. Mr. Katz will serve for an initial term ending at YETI’s 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

The Board determined that each of Ms. Axelrod and Mr. Katz is an independent director under applicable listing rules under the New York Stock Exchange. The Board appointed Ms. Axelrod and Mr. Katz to the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Governance Committee of the Board, in each case effective February 1, 2024, having determined that each satisfies all applicable requirements to serve on the Compensation Committee.

Neither Ms. Axelrod nor Mr. Katz is a party to any arrangement or understanding with any person pursuant to which they were appointed as a director, nor a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving YETI or any of its subsidiaries.

For their service on the Board as non-employee directors, Ms. Axelrod and Mr. Katz will receive compensation in the same manner as YETI’s other non-employee directors, including a pro-rated automatic initial restricted stock unit grant, in accordance with the YETI Non-Employee Director Compensation Policy, which was filed as Exhibit 10.12 to YETI’s Form 10-K for the year ended January 1, 2022.

YETI will enter into indemnification agreements with Ms. Axelrod and Mr. Katz in substantially the same form as the Form of Director and Officer Indemnification Agreement, which was filed as Exhibit 10.20 to YETI’s Registration Statement on Form S-1 initially filed with the Securities and Exchange Commission on September 27, 2018.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing Ms. Axelrod’s and Mr. Katz’s appointments to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in this report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by YETI Holdings, Inc., dated December 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: December 21, 2023	By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Senior Vice President, General Counsel and Secretary